Exhibit 99.1

News Release

Contacts:
Magma Design Automation
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com

Magma Reports Second-Quarter Revenue of $42.0 Million

Fiscal 2007 Q2 revenue is 5.2 percent higher than prior year

SANTA CLARA, Calif., Oct. 26, 2006 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of semiconductor design software, today reported revenue of $42.0 million for its fiscal 2007 second quarter, ended Oct. 1, 2006. This represented an increase of 5.2 percent over the year-ago second-quarter revenue of $39.9 million.

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(12.4) million, or $(0.34) per share (basic and diluted), for the second quarter, compared to a net loss of $(6.6) million, or $(0.19) per share (basic and diluted), for the year-ago second quarter.

Non-GAAP Results

Magma’s non-GAAP net income was $2.3 million for the quarter, or $0.06 per share (diluted), which compares to non-GAAP net income of $3.9 million, or $0.10 per share (diluted), for the year-ago second quarter.

Non-GAAP net income for the second quarter of fiscal 2007 excludes the effects of amortization of developed technology, amortization of intangible assets, stock-based compensation, acquisition-related expenses, charges associated with losses in equity investments and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

The costs of Magma’s patent litigation with Synopsys continued to have an impact on profitability in the second quarter. Litigation expenses in the second quarter were $1.2 million, or $0.02 per share (diluted), net of tax effect.

“We met or exceeded all our key financial targets for the second quarter,” said Rajeev Madhavan, chairman and CEO of Magma. “Our new offerings have been well received and we saw strong performance among all businesses and all regions.”

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 2

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effects of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development charges, integration and other acquisition-related expenses, workforce realignment restructuring charges, and the tax effects of its non-GAAP adjustments (yielding a non-GAAP effective tax rate of 25 percent for the second quarter of fiscal 2007) and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, services; (3) total cost of revenue; (4) gross profit; (5) operating expenses, research and development; (6) operating expenses, sales and marketing; (7) operating expenses, general and administrative; (8) operating expenses, amortization of intangible asset; (9) total operating expenses; (10) operating income (loss); (11) other income (expense), net; (12) total interest and other income (expense), net; (13) net income (loss) before income taxes; (14) benefit from (provision for) income taxes; (15) net income (loss) before cumulative effect of change in accounting principle; (16) cumulative effect of change in accounting principle; (17) net income (loss); and (18) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Similarly, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, in order to make more consistent and meaningful evaluations of Magma’s operating expenses. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 3

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as those relating to workforce reductions executed in the ordinary course of business, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 4

Reconciliation of Second-Quarter GAAP and Non-GAAP Financial Results

	Three Months Ended		Six Months Ended
Statement of Operations Reconciliation (in thousands)	October 1, 2006	October 2, 2005	October 1, 2006	October 2, 2005
GAAP net loss	$(12,421)	$(6,620)	$(23,134)	$(6,643)
Amortization of developed technology	7,570	6,264	14,735	10,428
Amortization of intangible assets	2,922	2,882	5,812	6,470
Stock-based compensation	4,119	1,320	9,013	2,992
Acquisition related expenses	751	550	1,603	766
Legal settlement expenses	—	750	—	750
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(4,809)	(8,120)

Loss on equity investments	153	121	309	511
Cumulative effect of change in accounting principle	—	—	(321)	—
Tax effect	(841)	(1,334)	(224)	281

Non-GAAP net income	$2,253	$3,933	$2,984	$7,435

	Three Months Ended		Six Months Ended
Earnings/(Loss) Per Share Reconciliation	October 1, 2006	October 2, 2005	October 1, 2006	October 2, 2005
GAAP net loss per share	$(0.34)	$(0.19)	$(0.64)	$(0.19)
Amortization of developed technology	0.21	0.18	0.41	0.31
Amortization of intangible assets	0.08	0.09	0.16	0.19
Stock-based compensation	0.11	0.04	0.25	0.09
Acquisition related expenses	0.02	0.02	0.04	0.02
Legal settlement expenses	—	0.02	—	0.02
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(0.13)	(0.24)

Loss on equity investments	—	—	0.01	0.01

Cumulative effect of change in accounting principle	—	—	(0.01)	—

Tax effect	(0.02)	(0.04)	(0.01)	0.01

Non-GAAP net income per share (basic)	$0.06	$0.12	$0.08	$0.22

Non-GAAP net income per share (diluted)	$0.06	$0.10	$0.07	$0.19

Basic shares used in calculation	36,140	34,098	35,900	34,115
Diluted shares used in calculation	40,350	39,442	40,474	39,315

Business Outlook

For Magma’s fiscal 2007 third quarter, ending Dec. 31, 2006, the company expects total revenue in the range of $42 million to $46 million. GAAP net loss per share is expected to be in the range of $(0.35) to $(0.31) and non-GAAP earnings per share (EPS) is expected to be in the range of $0.03 to $0.07. A schedule showing a reconciliation of the projected GAAP to non-GAAP EPS projections is included in this release. A Financial Data Supplement containing

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 5

detailed financial information intended to provide guidance and further insight into our business is available online at http://investor.magma-da.com/supplement.cfm in the Investor Relations section of the Magma website.

Conference Call

Magma will discuss the financial results for the recently completed quarter and the company’s business outlook during a conference call at 1:30 p.m. PDT today. The call will be available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone call either of the numbers below:

U.S. & Canada:	(800) 661-8947, conference ID #7844494
Elsewhere:	(706) 634-2358, conference ID #7844494

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through Nov. 2, 2006. Those without Internet access may listen to a replay of the call by telephone through Nov. 2 by calling:

U.S. & Canada:	(800) 642-1687, conference ID #7844494
Elsewhere:	(706) 645-9291, conference ID #7844494

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Item 1A of Part II of Magma’s Quarterly Report Form 10-Q filed with the Securities and Exchange Commission (www.sec.gov) on August 11, 2006. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for integrated circuit (IC) design is recognized as embodying the best in semiconductor technology. The world’s top chip companies use Magma’s EDA software to design and verify complex, high-performance ICs for communications, computing, consumer electronics and networking applications, while at the same time reducing design time and costs. Magma provides software for IC implementation, analysis, physical verification, characterization and programmable logic design, and the company’s integrated RTL-to-GDSII design flow offers “The Fastest Path from RTL to Silicon”™. Magma is headquartered in Santa Clara, Calif. with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “The Fastest Path from RTL to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 6

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	October 1, 2006	April 2, 2006
ASSETS
Current assets:
Cash and cash equivalents	$48,552	$58,550
Restricted cash	3,781	58
Short-term investments	13,909	38,608
Accounts receivable, net	33,554	33,849
Prepaid expenses and other current assets	5,108	4,096

Total current assets	104,904	135,161
Property and equipment, net	18,427	20,062
Intangibles, net	67,008	75,735
Goodwill	45,485	43,985
Restricted cash	150	3,841
Other assets	5,102	5,280

Total assets	$241,076	$284,064

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,581	$2,479
Accrued expenses	32,750	31,833
Deferred revenue, current	30,116	24,622

Total current liabilities	66,447	58,934

Convertible subordinated notes	65,155	105,500
Other long-term liabilities	2,383	5,727

Total non-current liabilities	67,538	111,227

Total liabilities	133,985	170,161

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	300,669	286,336
Deferred stock-based compensation	—	(2,020)
Accumulated deficit	(159,715)	(136,581)
Treasury stock	(32,650)	(32,650)
Accumulated other comprehensive loss	(1,217)	(1,186)

Total stockholders’ equity	107,091	113,903

Total liabilities and stockholders’ equity	$241,076	$284,064

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 7

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

	For the Quarter Ended October 1, 2006			For the Quarter Ended October 2, 2005
(Unaudited)	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$34,859	$—	$34,859	$32,704	$—	$32,704
Services	7,103	—	7,103	7,182	—	7,182

Total revenue	41,962	—	41,962	39,886	—	39,886
Cost of revenue:
Licenses	7,678	(7,570)	108	6,483	(6,264)	219
Services	5,533	(344)	5,189	4,525	(47)	4,478

Total cost of revenue	13,211	(7,914)	5,297	11,008	(6,311)	4,697

Gross profit	28,751	7,914	36,665	28,878	6,311	35,189

Operating expenses:
Research and development	15,608	(2,344)	13,264	12,543	(1,712)	10,831
Sales and marketing	14,567	(983)	13,584	10,726	(68)	10,658
General and administrative	8,211	(1,199)	7,012	9,885	(793)	9,092
Amortization of intangible assets	2,922	(2,922)	—	2,882	(2,882)	—

Total operating expenses	41,308	(7,448)	33,860	36,036	(5,455)	30,581

Operating income (loss)	(12,557)	15,362	2,805	(7,158)	11,766	4,608

Interest and other income (expense):
Interest income	671	—	671	586	—	586
Interest expense	(133)	—	(133)	(224)	—	(224)
Other income (expense), net	(493)	153	(340)	(352)	121	(231)

Total interest and other income (expense), net	45	153	198	10	121	131

Net income (loss) before income taxes	(12,512)	15,515	3,003	(7,148)	11,887	4,739
Benefit from (provision for) income taxes	91	(841)	(750)	528	(1,334)	(806)

Net income (loss)	$(12,421)	$14,674	$2,253	$(6,620)	$10,553	$3,933

Net income (loss) per share – basic	$(0.34)		$0.06	$(0.19)		$0.12

Net income (loss) per share – diluted	$(0.34)		$0.06	$(0.19)		$0.10

Shares used in calculation:
Basic	36,140		36,140	34,098		34,098

Diluted*	36,140		40,350	34,098		39,442

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 8

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

	For the Six Months Ended October 1, 2006			For the Six Months Ended October 2, 2005
(Unaudited)	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$69,399	$—	$69,399	$66,614	$—	$66,614
Services	13,522	—	13,522	12,104	—	12,104

Total revenue	82,921	—	82,921	78,718	—	78,718
Cost of revenue:
Licenses	15,086	(14,735)	351	10,897	(10,428)	469
Services	10,691	(686)	10,005	8,382	(47)	8,335

Total cost of revenue	25,777	(15,421)	10,356	19,279	(10,475)	8,804

Gross profit	57,144	15,421	72,565	59,439	10,475	69,914

Operating expenses:
Research and development	31,057	(5,210)	25,847	25,152	(3,562)	21,590
Sales and marketing	28,414	(2,253)	26,161	21,936	(76)	21,860
General and administrative	20,006	(2,467)	17,539	18,528	(823)	17,705
Amortization of intangible assets	5,812	(5,812)	—	6,470	(6,470)	—

Total operating expenses	85,289	(15,742)	69,547	72,086	(10,931)	61,155

Operating income (loss)	(28,145)	31,163	3,018	(12,647)	21,406	8,759

Interest and other income (expense):
Interest income	1,558	—	1,558	1,246	—	1,246
Interest expense	(308)	—	(308)	(432)	—	(432)
Other income (expense), net	4,210	(4,500)	(290)	7,098	(7,609)	(511)

Total interest and other income (expense), net	5,460	(4,500)	960	7,912	(7,609)	303

Net income (loss) before income taxes	(22,695)	26,663	3,978	(4,735)	13,797	9,062
Benefit from (provision for) income taxes	(770)	(224)	(994)	(1,908)	281	(1,627)

Net income (loss) before cumulative effect of change in accounting principle	$(23,455)	26,439	2,984	(6,643)	14,078	7,435
Cumulative effect of change in accounting principle	321	(321)	—	—	—	—

Net income (loss)	$(23,134)	$26,118	$2,984	$(6,643)	$14,078	$7,435

Net income (loss) per share – basic	$(0.64)		$0.08	$(0.19)		$0.22

Net income (loss) per share – diluted	$(0.64)		$0.07	$(0.19)		$0.19

Shares used in calculation:
Basic	35,900		35,900	34,115		34,115

Diluted*	35,900		40,474	34,115		39,315

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

- MORE -

Magma Reports Second-Quarter Revenue of $42.0 Million	Page 9

MAGMA DESIGN AUTOMATION, INC.

AS OF OCTOBER 1, 2006

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET INCOME PER SHARE AND NET INCOME

(Unaudited)

Quarter Ending December 31, 2006
GAAP net loss per share	$(0.35) to $ (0.31)
Amortization of developed technology and intangibles	$0.26
Stock-based compensation	$0.10
Acquisition related expenses	$0.02
Non-GAAP diluted net income per share	$0.03 to $0.07

(in millions)	Quarter Ending December 31, 2006
GAAP net loss	$ (15) to $ (13)
Amortization of developed technology and intangibles	$11
Stock-based compensation	$4
Acquisition related expenses	$1
Non-GAAP net income	$1 to $3

# # #